                                                                   Exhibit 10.21





                           PARK COMMUNICATIONS, INC.
                              DEFINED BENEFIT PLAN






                                                            Amended and Restated
                                                       Effective January 1, 1989

                           PARK COMMUNICATIONS, INC.

                         DEFINED BENEFIT PLAN AND TRUST

     This defined benefit plan and trust, made and entered into this 30th day of December, 1994 between Park Communications, Inc., a corporation organized and existing under the laws of the State of New York, hereinafter sometimes called "Park," party of the first part, and Wright M. Thomas and Randel N. Stair, or their successor(s), as trustee of the Defined Benefit Trust hereinafter created, hereinafter called the "Trustee," party of the second part.

                              W I T N E S S E T H:

     WHEREAS, Park has merged and consolidated certain retirement plans and trusts that were established by certain of Park's affiliates into a single plan and trust; and

     WHEREAS, the plan is intended to meet the requirements of section 401(a) of the Internal Revenue Code of 1986 (the "Code") and the Trust is intended to meet the requirements of section 501(a) of the Code;

     NOW, THEREFORE, the parties hereto agree to the following terms of a Defined Benefit Plan and Trust intended to meet the requirements of and qualify under section 401(a) of the Code and Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended.

                                   ARTICLE I

                                  INTRODUCTION
                                  ------------
          1.01. The plan shall be known as the "Park Communications, Inc. Defined Benefit Plan" (the "Plan").

          1.02. This Plan herein set forth has been created for the purpose of providing (a) retirement income for those employees who qualify for the benefits hereunder; and (b) disability benefits to Participants who become disabled while in the service of the Employer.

          1.03. Subject to the provisions of this Plan, no part of the corpus or income of the trust under this Plan shall be used for, or diverted to, any purpose other than for the exclusive benefit of the employees who are eligible to participate in the Plan and their beneficiaries.

          1.04. The Plan is an amendment and restatement of the Plan which was formed by the merger of the WJHL, Inc. Salaried Employees' Pension Plan and the Roy H. Park Broadcasting of Roanoke, Inc. Retirement Plan on December 31, 1992. The effective date of the Plan shall be January 1, 1989, except as otherwise specified herein; however, the adoption of the amendments set forth herein is contingent upon issuance of a favorable letter of determination with respect to the amendments by the Internal Revenue Service.

          1.05. This Plan and the Trust are intended to qualify as a defined benefit plan and trust under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code")

                                   ARTICLE II

                                  DEFINITIONS
                                  -----------

          2.01.  Accrued Benefit - For any Participant, as of any date, the
                 ---------------
amount of monthly benefit earned to such date, payable as a single life annuity commencing at his normal retirement date (or immediately, if the Participant continues in Employment on and after his normal retirement date) calculated in accordance with Article V.

          2.02.  Actuarial Equivalent or Actuarially Equivalent - A benefit of
                 ----------------------------------------------
equal actuarial value on the basis of the assumptions and factors described in Appendix C.

          2.03.  Adjustment Factor - The cost of living adjustment factor
                 -----------------
prescribed by the Secretary of the Treasury under section 415(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

          2.04.  Administrator - The Administrator of the Plan appointed
                 -------------
pursuant to Article III.

          2.05.  Affiliated Employer - Any corporation which is a member of a
                 -------------------
controlled group of corporations (as defined in section 414(b) of the Code) of which group Park is a member; any trade or business which is under common control with Park (within the meaning of section 414(c) of the Code); and any trade or business (other than Park) that is a member of an affiliated service group (within the meaning of section 414(m) of the Code), or any other organization described in section 414(o) of the Code, of which group Park is also a member.

          2.06.  Anniversary Date - January 1, 1989 and each succeeding
                 ----------------
January 1 thereafter.

          2.07.  Appendix - An Appendix to this Plan setting forth any unique
                 --------
terms and conditions applicable to the Employees of the Employer designated in the Appendix.
          2.08.  Code - The Internal Revenue Code of 1986, as amended from time
                 ----
to time or any predecessor or successor thereto.

          2.09.  Compensation - For any Plan Year, the wages, salaries, fees and
                 ------------
other amounts received (in cash or in kind) for personal services rendered, including commission, bonuses and other amounts described in Treas. Reg. (S) 1.415-2(d)(2) which are paid by the Employer to the Participant for the Plan Year, and including salary reduction contributions under sections 125, 401(a) or 403(b), but excluding all amounts described in Treas. Reg. (S) 1.415-2(d)(3), except as otherwise determined in accordance with the applicable Appendix. Notwithstanding any provision of the Plan to the contrary, Compensation in excess of (a) $200,000 for Plan Years beginning on or after January 1, 1989 through the Plan Year ending on December 31, 1993, and (b) $150,000 for Plan Years beginning on or after January 1, 1994 (in each case as adjusted in accordance with section 401(a)(17) of the Code) shall not be taken into account for any purpose under this Plan other than Section 5.03. In no event, however, shall this limitation on Compensation cause the Accrued Benefit of any Participant to be less than (a) his Accrued Benefit as of December 31, 1988 or
(b) his Accrued Benefit as of December 31, 1993. For purposes of this limitation, the Compensation of a Highly Compensated Employee shall include the Compensation of the following of his Family Members: his spouse and any lineal descendant who has not attained age 19 before the close of the year. Such Family Members shall not be considered separate Participants for purposes of this Section.

          2.10.  Employee - Any employee of an Employer who receives
                 --------
Compensation from and is on the payroll of such Employer or any individual who received Compensation from, and was on the payroll of, an Employer and who receives Compensation from, and is on the payroll of, Park or any other Affiliated Employer.

          2.11.  Employee Contributions - Contributions made to the Plan by
                 ----------------------
payroll deduction as authorized by an Employee in accordance with the applicable Appendix.

          2.12.  Employer - Any Affiliated Employer that adopts this Plan, as
                 --------
reflected in an Appendix to the Plan. When used in the Plan, the term "Employer" shall refer to the specific employer of the Employee(s) or Participant(s) under consideration, rather than to all of the Employers in the aggregate, unless the context indicates otherwise.

          2.13.  Employment - Shall mean a period of service with the employee's
                 ----------
Employer or an Affiliated Employer and shall include any authorized leave of absence provided that such leaves of absence are not granted in such a manner as to discriminate in favor of employees who are Highly Compensated Employees. Service as a leased employee (within the meaning of section 414(n)(2) of the Code) shall be credited for purposes of eligibility and vesting under this Plan. A year of service shall mean a Plan Year during which the employee completes at least 1000 hours of service. A break in service shall mean a Plan Year during which the employee does not complete at least 500 hours of service.

          (a) Each employee will be credited with an hour of service for:
          Each hour for which the employee is directly or indirectly paid or entitled to payment by the Employer or an Affiliated Employer for the performance of duties. These hours shall be credited to the employee for the computation period or periods in which the duties are performed; and

          Each hour (up to a maximum of 501 hours) for which the employee is directly or indirectly paid or entitled to payment by the Employer or an Affiliated Employer for reasons (such as vacation, sickness or disability) other than for the performance of duties. These hours shall be credited to the Employee for the computation period or periods in which payment is made or amounts payable to the employee become due; and

          Each hour for which back pay, irrespective of mitigation of damage, has been either awarded or agreed to by the Employer or an Affiliated Employer. These hours shall be credited to the employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment was made;

          Each hour not specified above which is required to be credited pursuant to the provisions of Department of Labor regulations (S)(S) 2530.200b-2(b) and (c), which provisions are incorporated herein by reference.

          (b) Solely for purposes of determining whether an employee has incurred a break in service, hours of service shall include (i) hours of service which otherwise would normally have been credited to such individual but for a maternity or paternity absence, or (ii) if the hours of service which otherwise would normally be credited to such individual cannot be determined, eight (8) hours of service per day of such maternity or paternity absence, but in neither event more than 501 hours. Any hours treated as hours of service hereunder on account of a maternity or paternity absence shall be credited to an employee only in the Plan Year in which the absence from work begins, if such credit would prevent the employee from incurring a break in service in such Plan Year. In all other cases, any hours treated as hours of service hereunder on account of a maternity or paternity absence shall be credited to an individual in the Plan Year immediately following the Plan Year in which the absence from work begins. For purposes of this Section, the term "maternity or paternity absence" means an absence from work (or series of absences related to the birth or placement of a particular child) for any period by an employee (i) by reason of the pregnancy of the employee (ii) by reason of the birth of a child of the employee (iii) by reason of the placement of a child with the employee in connection with the adoption of such child by the employee or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Employer may determine, on a uniform and nondiscriminatory basis, that an employee's absence from work is by reason of one or more of the events specified herein, and may require such information as it deems necessary to make such determination, including, but not limited to, certification by the employee supported by the statement of a physician or adoption agency evidencing such pregnancy, birth, or placement.

          (c) If an employee incurs a break in service, subject to the rules of Sections 8.07 and 9.01(c), his years of service and Years of Participation before the break in service shall be aggregated with any years of service and Years of Participation after the break in service only if (i) he is vested, or
(ii) the number of his consecutive breaks in service is less than the greater of five years or the aggregate number of his years of service before the break in service, and, in either case, he completes one year of service after reemployment.

          (d) Leave of Absence. In accordance with the established policies of the Employer, any period during which an employee is on an authorized leave of absence, including any period in which the employee is in the active service of the Armed Services of the United States, shall be treated as a period of service with the Employer. During an authorized leave of absence, an employee shall be credited with the number of hours of service with which he would normally have been credited but for such absence.

          2.14.  ERISA - The Employee Retirement Income Security Act of 1974, as
                 -----
amended from time to time.

          2.15.  Family Member - An individual described in section 414(q)(6)(B)
                 -------------
of the Code.

          2.16.  Fund - The trust fund established to hold and invest
                 ----
contributions to the Plan and earnings thereon, out of which benefits payable under the Plan shall be paid.

          2.17.  Highly Compensated Employee - An individual described in
                 ---------------------------
section 414(q) of the Code.

          2.18.  Inactive Participant - Any Employee or former Employee who has
                 --------------------
ceased to be an active Participant accruing benefits, but who has not received a distribution of his entire vested Accrued Benefit under the Plan.

          2.19.  Nonhighly Compensated Employee - An Employee of the Employer
                 ------------------------------
who is neither a Highly Compensated Employee nor a Family Member.

          2.20.  Park - Park Communications, Inc.
                 ----

          2.21.  Participant - An Employee who has satisfied the eligibility
                 -----------
requirements provided for in Article IV.

          2.22.  Plan - The Park Communications, Inc. Defined Benefit Plan set
                 ----
forth herein, including any Appendices to the Plan, and any amendments thereto.

          2.23.  Plan Year - The 12 month period beginning on the Anniversary
                 ---------
Date.

          2.24.  Social Security Retirement Age - (a) for any individual born
                 ------------------------------
before January 1, 1938, age 65, (b) for any individual born after December 31, 1937, but before January 1, 1955, age 66, or (c) for any individual born after December 31, 1954, age 67.

          2.25.  Trustee - Wright M. Thomas and Randel N. Stair or their
                 -------
successor(s).

          2.26.  Year of Participation - A Plan Year during which a Participant
                 ---------------------
completes 1,000 hours of service, as defined in Section 2.13, including a Plan Year prior to the effective date of this amended and restated Plan during which the Participant was a participant in a retirement plan which was merged and consolidated with this Plan. For any short Plan Year, a Year of Participation shall be a Plan Year during which a Participant has completed a number of hours of service equal to 1,000 multiplied by a fraction, where the numerator of the fraction is the number of months in the short Plan Year and the denominator is 12.

                                  ARTICLE III

                             ADMINISTRATION OF PLAN
                             ----------------------

          3.01.  Powers and Duties of the Administrator.  The Plan shall be
                 --------------------------------------
administered by an Administrator who shall be Park or, in the alternative, one or more persons who shall be appointed by Park. The Administrator may delegate to any person or entity any powers or duties of the Administrator under the Plan. To the extent of any such delegation, the delegate shall become the named fiduciary responsible for administration of the Plan (if the delegate is a fiduciary by reason of the delegation), and references to the Administrator shall apply instead to the delegate. Any action by Park assigning any of its responsibilities as Administrator to specific persons who are all directors, officers, or employees of Park shall not constitute delegation of the Administrator's responsibilities but rather shall be treated as the manner in which Park has determined internally to discharge such responsibility.

          Compensation of the Administrator and all usual and reasonable expenses of administration, including but not limited to actuarial, legal and accounting fees may be paid in whole or in part by the Employer, and any expenses not paid by the Employer shall be paid by the Trustee out of the principal or income of the Trust Fund. The source of such payments may differ from year to year. No employee of Park, the Employer, or any Affiliated Employer shall receive compensation with respect to his services as the Administrator.

          The Administrator shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

          (a) to construe and interpret the terms and intent of the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder except that the Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan:

          (b) to prescribe procedures to be followed and information to be supplied by Participants or Beneficiaries filing applications for benefits;

          (c) to prepare and distribute in writing, in such manner as the Administrator determines to be appropriate, information explaining the Plan;

          (d) to receive from the Employer, the Trustee, Participants and beneficiaries such information as shall be necessary for the proper administration of the Plan:

          (e) to furnish the Employer, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

          (f) to receive, review and keep on file (as it deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust Fund from the Trustee:

          (g) to appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal and actuarial counsel; and

          (h) to defend and initiate any lawsuit on behalf of the Plan or the Participants and beneficiaries without the consent of the Employer if the Administrator deems it reasonably necessary to protect the Plan or its Participants. Legal fees and costs of litigation shall be borne by the Trust Fund to the extent not paid by the Employer.

          If there shall arise any misunderstanding or ambiguity concerning the meaning of any of the provisions of the Plan arising out of the administration thereof, the Administrator shall have the sole right to construe such provisions. Subject to the limitations of the Plan and applicable law, the Administrator may make such rules and regulations as it deems necessary or proper for the administration of the Plan and the transaction of business hereunder. The decisions of the Administrator with respect to any matter it is empowered to act on shall be made by it in its sole discretion based on the Plan documents and shall be final, conclusive and binding on all persons. Further, the findings of fact by the Administrator as to matters relating to a Participant's employment record are binding on the Participant (or his Beneficiary) for the purposes of the Plan. The Plan shall confer no right upon any Employee to be retained as an Employee by the Employer.

          3.02.  Notices.  All persons shall be required to furnish information
                 -------
and proof to the Administrator as to any and all facts which the Administrator may reasonably require concerning any person affected by the terms of the Plan (including date of birth and satisfactory proof, by personal endorsement on benefit checks or otherwise, of the survival of any payee to the due date of any annuity payment).

          Each terminated Participant and retired Participant will inform the Administrator of any changes of address. All notices to any persons from the Administrator will be sent to the last known address of such person and there shall be no further obligation to such person in the event any such communication is not received by the person.

          If any fact relating to Participant or any other payee has been misstated, the correct fact may be used to determine the amount of annuity payable to him or to such other payee. If overpayments or underpayments have been made because of such incorrect statement, the amount of any future payments shall be adjusted as determined by the Administrator to be appropriate.

          3.03.  Accounts and Records.  The Administrator shall maintain such
                 --------------------
accounts and records regarding the fiscal and other transactions of the Plan and such other data as may be required to carry out its functions under the Plan and to comply with all applicable laws.

          3.04.  Compliance with Applicable Law.  The Administrator shall be
                 ------------------------------
responsible for the preparation and filing of any required returns, reports, statements or other filings with appropriate governmental agencies. The Administrator shall also be responsible for the preparation and delivery of information to persons entitled to such information under any applicable law.

          3.05.  Liability.  The functions of the Administrator and Trustee
                 ---------
under the Plan are fiduciary in nature and each shall be carried out solely in the interest of the Participants and other persons entitled to benefits under the Plan for the exclusive purpose of providing the benefits under the Plan (and for the defraying of reasonable expenses of administering the Plan). Each such entity or person shall carry out its respective functions in accordance with the terms of the Plan with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. No officer, director, or employee of the Employer or Park shall be liable for any action or inaction with respect to his functions under the Plan unless such action or inaction is adjudicated to be a breach of the fiduciary standard applicable under ERISA.

          3.06.  Indemnification.  To the fullest extent permitted by law, the
                 ---------------
Plan (and, to the extent ERISA prohibits indemnification by the Plan, then the Employer) shall indemnify officers and directors of the Employer or Park (and any employee involved in carrying out the functions of the Employer or Park under the Plan) against any expenses, including attorneys' fees and expenses and amounts paid in settlement (to the extent approved by the Employer or Park) of a liability, which are reasonably incurred in connection with any legal action to which such person is a party by reason of his duties or responsibilities with respect to the Plan.

          3.07.  Rules and Decisions. All rules and decisions of the
                 -------------------
Administrator shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employer, the legal counsel of the Employer, the actuary, or the Trustee.

          3.08.  Authorization of Benefit Payments.  The Administrator may issue
                 ---------------------------------
directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan, and warrants that all such directions are in accordance with this Plan.

          3.09.  Application and Forms for Benefits.  The Administrator may
                 ----------------------------------
require a Participant to complete and file with the Administrator an application for a benefit and all other forms approved by the Administrator, and to furnish all pertinent information requested by the Administrator. The Administrator may rely upon all such information so furnished it, including the Participant's current mailing address.

          3.10.  Liability.  Except for gross negligence, willful misconduct or
                 ---------
willful breach of this Plan, no employee of Park or any other Affiliated Employer carrying out the functions of the Administrator shall incur any individual liability for any act or failure to act pursuant to this Agreement.

          3.11.  Claims Procedure.  The amount of benefit payments shall be
                 ----------------
determined by the Administrator in accordance with the provisions of the Plan; however, if the Participant (or an alternate payee, or in the event of the Participant's death, his beneficiary) believes that he is not receiving benefits which are due to him, he shall file a written claim with the Administrator. The Administrator will, within 30 days after receipt of the claim, notify the claimant of the decision, and if the claim is denied, will provide a written statement of the reasons for such denial. Such notice will also inform the claimant of any action that can be taken in order to have the claim approved (for example, taking a physical examination in order to prove he is disabled) and explain the Plan's claim review procedures. The claimant may request a review of the denied claim by submitting to the Administrator a written request therefore within 60 days after his receipt of the denial. The claimant (or his representative) shall be entitled to review pertinent documents relating to the denial of his claim, submit issues and comments in writing, and request a hearing by the Administrator. The claim will then be reviewed by the Administrator at the hearing at which the claimant and his representative may be present and the claimant will receive written notice of the final decision of the Administrator within 60 days after the Administrator's receipt of the request for review unless the Administrator finds that circumstances require an extension of time for review for up to an additional 60 days. The Administrator's notice to the claimant of its final decision shall provide specific reasons for its decision and shall make specific references to pertinent Plan provisions on which the decision is based.

                                   ARTICLE IV

                       EMPLOYEES ENTITLED TO PARTICIPATE
                       ---------------------------------

          4.01.  Participation.  Except as otherwise provided in an applicable
                 -------------
Appendix, any Employee shall become a Participant in the Plan on the January 1 coincident with or next following the later of the date he completes six months of service or attains age 20 1/2.

          4.02.  Reemployment.  A reemployed Participant who has not incurred a
                 ------------
break in service shall be eligible to participate in the Plan as of his reemployment date. A reemployed Participant who has incurred a break in service shall be required to complete a 12 consecutive month period commencing on his reemployment date during which he completes at least 1000 hours of service before being eligible to participate in the Plan. At this point, his pre-break service, (commencing on his Reemployment Date) is to be taken into account. "Reemployment Date" shall mean the first date on which a former Employee is entitled to be credited with an hour of service following a break in service.

                                   ARTICLE V

                                    BENEFITS
                                    --------

          5.01.  Accrued Benefit.  Except as otherwise set forth in the
                 ---------------
applicable Appendix, a Participant's Accrued Benefit shall be 2.33 percent of the Participant's monthly Compensation for each Year of Participation to a maximum of 25 Years of Participation, which shall be payable in the form of a single life annuity or an Actuarially Equivalent form of benefit.

          5.02.  Minimum Accrued Benefit.  Notwithstanding any provision of the
                 -----------------------
Plan to the contrary, in no event shall a Participant's Accrued Benefit be less than his accrued benefit determined as of December 31, 1988, under the terms of the retirement plan which was sponsored by his Employer on such date and which has been merged and consolidated with this Plan.

          5.03.  Limits on Benefits.  The provisions of this Section 5.03 shall
                 ------------------
be effective for limitation years beginning in 1987 and thereafter and shall be construed to comply with section 415 of the Code. The limitation year shall be the 12 month period coinciding with the Plan Year.

                 (a) (1) Notwithstanding anything in this Article to the contrary, in no event shall the combined annual benefit payable with respect to a Participant on a single life basis, under this and any other defined benefit plan to which an Employer or an Affiliated Employer contrib-utes, exceeds the lesser of (A) $90,000 (multiplied by the appropriate Adjustment Factor) or (B) one hundred percent (100%) of the Participant's average compensation during the three consecutive calendar years as an active Participant in which such compensation is the highest.

                      (2) (A) If the benefit is payable with respect to a Participant who has been an active Participant for fewer than 10 full years at the time that retirement benefits begin, the dollar limitation described in Subparagraph
                      (a)(1)(A) of this Section shall be multiplied by a fraction, the numerator of which is the number of the Participant's years as an active Participant and the denominator of which is 10.

                           (B) If the benefit is payable with respect to a
                      Participant who has fewer than 10 years of service, the limitations described in Subparagraph (a)(1)(B), Paragraph
                      (a)(4) and Subparagraphs (b)(1)(A) and (b)(1)(B) of this Section shall be multiplied by a fraction, the numerator of which is the number of the Participant's years of service and the denominator of which is 10.

                           (C) The limitations of Subparagraph (a)(2)(A) of this
                      Section shall be applied separately with respect to each change in the benefit structure of any qualified defined benefit plan of an Employer or Affiliated Employer, to the extent prescribed by the Secretary of the Treasury.

                      (3) If a Participant's (or beneficiary's) benefit commencement date is not the date on which the Participant attains (or would have attained, if living) his Social Security Retirement Age, the dollar limitation in Subparagraphs (a)(1)(A) and (b)(1)(A) shall be adjusted as follows:

                           (A) If the Participant's (or beneficiary's) benefit
                      commencement date occurs before the Participant attains (or would have attained, if living) his Social Security Retirement Age, but on or after the date he attains (or would have attained, if living) age 62, the dollar limitation shall be reduced by five-ninths percent (5/9 of 1%) for each of the first 36 months and five-twelfths percent (5/12 of 1%) for each additional month by which the Participant's (or beneficiary's) benefit commencement date precedes the date he attains (or would have attained, if living) his Social Security Retirement Age;

                           (B) If the Participant's (or beneficiary's) benefit
                      commencement date occurs before the Participant attains (or would have attained, if living) his Social Security Retirement Age and before he attains (or would have attained, if living) age 62, the dollar limitation shall be reduced in accordance with Subsection (a)(3)(A) as if retirement benefits were commencing to the Participant at age 62, and this reduced dollar limitation shall be further reduced to its Actuarial Equivalent beginning at the Participant's (or beneficiary's) benefit commencement date, using an interest rate equal to the greater of five percent (5%) or the rate used to determine Actuarial Equivalents under the Plan;

                           (C) If the Participant's (or beneficiary's) benefit
                      commencement date occurs after the date the Participant attains (or would have attained, if living) his Social Security Retirement Age, the dollar limitation shall be adjusted to its Actuarial Equivalent beginning at the Participant's (or beneficiary's) benefit commencement date, using an interest rate equal to the lesser of five percent (5%) or the rate used to determine Actuarial Equivalents under the Plan.

                      (4) The annual benefit payable with respect to a Participant may exceed 100% of his average compensation for the highest three consecutive calendar years as an active Participant (but not in excess of the amount applicable under Subparagraph (a)(1)(A) of this Section, adjusted as set forth in Paragraph (a)(3)), if (A) the annual benefit does not exceed $10,000 for the current Plan Year or for any prior Plan Year, and (B) the Participant has at no time participated in a defined contribution plan maintained by the Employer or an Affiliated Employer.

          (b) The limitation in the case of any Employee who is a Participant in one or more defined contribution plans and one or more defined benefit plans maintained by Park or any Affiliated Employer is exceeded if for any Plan Year the sum of his defined benefit plan fraction and his defined contribution plan fraction, as hereinafter defined, exceeds 1.0. In no case shall such limitation be exceeded. If it is necessary to reduce benefits to prevent this limitation from being exceeded, benefits under the defined benefit plan shall be reduced first.

          (1) Defined Benefit Plan Fraction. The defined benefit plan fraction for any Plan Year shall be a fraction, the numerator of which is the projected annual benefit of the Participant under all such defined benefit plans (determined as of the close of the Plan Year), and the denominator of which is the lesser of: (A) the product of 1.25, multiplied by the maximum dollar amount allowed under Code section 415(b)(1)(A) (including any cost of living adjustments) for such year, or (B) the product of 1.4, multiplied by the amount which may be taken into account under Code section 415(b)(1)(B) for such year.

          (2) Defined Contribution Plan Fraction. The defined contribution plan fraction for any Plan Year shall mean a fraction, the numerator of which is the sum of the annual additions to the Participant's accounts as of the close of the Plan Year, and the denominator of which is the sum of the lesser of the following amounts determined for such Plan Year and for each prior year of service with the Employer:
          (A) the product of 1.25, multiplied by the dollar limitation in effect under Code section 415(c)(1)(A) for such year (increased for cost of living adjustments pursuant to U.S. Treasury Regulations), or (B) the product of 1.4, multiplied by the amount which may be taken into account under Code section 415(c)(1)(B) with respect to such individual under such Plan for such year.

          (c) All defined benefit plans (whether or not terminated) of Park and all Affiliated Employers shall be treated as one defined benefit plan for purposes of applying the limitations of this Section 5.03. All defined contribution plans of Park and all Affiliated Employers shall be treated as one defined contribution plan for purposes of applying the limitations set forth in this Section 5.03. Park and all Affiliated Employers shall be considered a single employer for purposes of applying the limitations set forth above, except that the definitions in sections 414(b) and (c) of the Code shall be modified as provided in section 415(h) of the Code.

          5.04.  Late Retirement Benefits.  (a) In the event a Participant
                 ------------------------
defers his retirement beyond his normal retirement date, his benefits shall commence on the earlier of his late retirement date or his required beginning date under section 8.06(a). The Participant's benefit shall be the greater of
(1) the Actuarial Equivalent of his Accrued Benefit at his normal retirement date or (2) his Accrued Benefit calculated taking into account all of his Years of Participation and Compensation, including Years of Participation and Compensation credited after his normal retirement date.

          (b) If a Participant begins to receive benefits prior to his late retirement date pursuant to Section 8.06(a), his pension shall be determined under Section 5.04(a) as of his annuity starting date. Such Participant's annual pension shall be adjusted as of each January 1, up to and including the January 1 next following his separation from service. The adjustment shall include any increase (but not any decrease) determined in accordance with the formula under
Section 5.01 to reflect the Participant's additional Years of Participation and Compensation following his annuity starting date. In addition, the Actuarial Equivalent of such adjustment shall be reduced (but not below zero) by the Actuarial Equivalent of the benefits the Participant has received since his annuity starting date; provided, however, that the amount, if any, of the benefits paid to the Participant which exceeds the amount the Participant would have received if distribution had been made in the normal form of benefits described in Section 8.04 for such Participant shall be disregarded in determining the Actuarial Equivalent of such benefits.

                                   ARTICLE VI

                                RETIREMENT DATE
                                ---------------

          6.01.  Normal Retirement.  The normal retirement age shall be age 65
                 -----------------
and the normal retirement date shall be the first day of the month coincident with or next following attainment of normal retirement age, except as otherwise determined in accordance with the terms of the applicable Appendix.

          6.02  Early Retirement.  A Participant shall be eligible to elect to
                ----------------
receive early retirement benefits at any time within ten (10) years of his attainment of normal retirement age. A Participant who is eligible to receive retirement benefits may elect to commence benefits by filing a written election with the Administrator. His early retirement benefits shall commence as of the first day of the month coincident with or next following the satisfaction of the requirements of Article VIII for election of the form of benefits.

          A Participant's benefit shall be reduced by 1/180 for each of the first sixty months and 1/360 for each of the next sixty months and actuarially reduced thereafter for each month by which his benefit commencement date precedes his normal retirement date.

          6.03.  Late Retirement.  A Participant may defer his retirement.
                 ---------------
Subject to the requirements of Section 8.06(a), no retirement benefits shall be paid to such Participant so long as he continues to work for the Employer. In such cases, the Trustee shall take such action as may be necessary to postpone income payments under any convertible life contracts or annuity contracts issued on the Participant's life until the actual retirement of the Participant.

          6.04.  Disability Retirement.  If a Participant becomes disabled, he
                 ---------------------
may elect to commence benefits on the first day of the month coincident with or next following the satisfaction of the requirements of Article VIII for election of the form of benefits. A Participant's benefit shall be reduced in accordance with the terms of Section 6.02 in the event his benefit commencement date precedes his normal retirement date.

          A Participant shall be disabled if he is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The determination of disability shall be made by the Administrator, which may appoint a doctor either to review the medical evidence submitted by the Participant or to examine the Participant to aide the Administrator in determining whether the Participant is disabled.

                                  ARTICLE VII

                                 CONTRIBUTIONS
                                 -------------

          7.01.  Contributions to the Fund.  Except to the extent the applicable
                 -------------------------
Appendix requires a Participant to contribute a portion of the cost of his benefits, the benefits provided under the Plan shall be financed exclusively by contributions made from time to time to the Trustee by the Employer, and by the Fund created thereby. Subject to the provisions of the applicable law, the liability of the Employers under the Plan shall be limited to the contributions determined by the Employers from time to time in accordance with the advice and counsel of the actuary. The funding policy applicable to the Fund shall be established by the Committee and shall be reviewed from time to time. All contributions are conditioned on their deductibility for Federal income tax purposes in the taxable year that includes the first day of the Plan Year for which they are made.

          7.02.  Use of Contributions to the Fund.  The contributions deposited
                 --------------------------------
under the terms of this Plan and any Participant contributions shall constitute the Fund held for the benefit of Participants and their eligible beneficiaries under and in accordance with this Plan. No part of the corpus or income of the Fund shall be used for or diverted to purposes other than exclusively for the benefit of such Participants and their eligible beneficiaries, and for necessary administrative costs; provided, however, that in the event of the termination of the Plan, and after all fixed and contingent liabilities have been satisfied, and upon compliance with sections 4041 and 4044 of ERISA, any remaining funds attributable to contributions by the Employers may revert to those companies; and further provided that in the case of a contribution (a) made by an Employer as a mistake of fact, or (b) which is conditioned upon the initial qualification of the Plan under section 401(a) of the Code, or (c) for which a tax deduction is disallowed, in whole or in part, by the Internal Revenue Service, the Employer shall be entitled to a refund of said contribution within one year after payment of a contribution made as a mistake of fact, or within one year of the date on which the initial qualification of the Plan is denied by the Internal Revenue Service, or within one year after disallowance of the tax deduction, to the extent of such disallowance, as the case may be. All contributions to Plan are conditioned upon the deductibility of the Contributions.

          7.03.  Forfeitures.  Forfeitures shall not be applied to increase the
                 -----------
benefits of any Participant, but shall reduce the contributions of the Employers hereunder.
          7.04.  Sole Source of Benefits.  The Fund shall be the sole source for
                 -----------------------
the provision of benefits under the Plan. Neither the Employers nor any other person shall be liable therefor.

                                  ARTICLE VIII

                            DISTRIBUTION OF BENEFITS
                            ------------------------

          8.01.  Insurance.  The benefits to which a Participant shall be
                 ---------
entitled under the Plan may, at the discretion of the Administrator, be provided through the purchase by the Trustee of convertible life insurance contracts or annuities, within the limitations of section 401(a) of the Internal Revenue Code. The contracts shall provide that the Trustee shall be the sole owner thereof and shall have the exclusive power to exercise all rights, privileges, options and elections thereunder, but the Trustee's exercise of the ownership privileges shall be subject to the provisions of this Plan, including the provision that the Participant shall name the beneficiary to whom the death benefit shall be payable.

          8.02.  Conversion of Insurance.  At or before retirement, the Trustee
                 -----------------------
shall convert the entire value of the life insurance contracts purchased on behalf of a Participant into cash or to provide periodic income, so that no portion of such value may be used to continue life insurance protection beyond retirement.

          8.03.  Optional Forms.  At or before retirement, a Participant may
                 --------------
elect in writing to have his Accrued Benefit under the Plan made payable to him in any optional form of benefit specified below, each of which shall be the Actuarial Equivalent of a single life annuity. The following optional forms of benefit shall be available:

          (a)   lump sum;
          (b)   life annuity with 60, 120, or 180 months certain and guaranteed;
and
          (c) joint and 50%, 75%, or 100% contingent annuity for the Participant and his designated beneficiary.

          Notwithstanding the above, the distribution to a Participant pursuant to an election under this Section 8.03 shall be made in accordance with section 401(a)(9) of the Code and the regulations thereunder and a Participant's election as to the form and timing of such distribution may be modified by the Administrator to comply with any such requirements.

          8.04.  Normal Form of Benefit.  The joint and survivor annuity shall
                 ----------------------
be the normal form of benefit under the Plan, in which payments shall be made automatically unless the Participant elects an optional form of benefits. The following rules shall apply to the election of forms of benefits.

          (a) Unless the Participant otherwise elects in accordance with Subsection (b), a joint and survivor annuity, with the survivor annuity to be half of the annuity payable to the Participant during the joint lives of the Participant and his spouse, will be provided to any Participant who is married on the annuity starting date. A Participant who is not married on the annuity starting date shall receive a single life annuity unless he elects otherwise, and such annuity shall be deemed to be a joint and survivor annuity for purposes of this Section 8.04. The joint and survivor annuity shall be the Actuarial Equivalent of the Participant's Accrued Benefit as of the annuity starting date. The joint and survivor annuity shall apply unless the Participant elects otherwise prior to his annuity starting date.

          (b) A Participant may elect to waive the joint and survivor annuity form of benefit, or to revoke such election, at any time during the 90-day period ending on the date payment of benefits is to commence. Notwithstanding the foregoing, no election to waive the joint and survivor form of benefit shall be effective unless the spouse of the Participant consents to the election in the manner provided in Subsection (c).

          (c) No election to waive the joint and survivor annuity form of benefit under Subsection (a) or the qualified preretirement survivor annuity form of benefit under Section 8.08 shall be effective unless:

               (1) the Participant's spouse consents in writing to an election which specifies the form of benefit selected by the Participant and which may not be changed without the consent of the spouse unless the Participant elects to have benefits paid in the form of a joint and contingent annuity with his spouse, and such consent acknowledges the effect of such election and is witnessed by a Plan representative designated by the Administrator or by a notary public, or

                 (2) the Participant establishes, to the satisfaction of a Plan representative designated by the Administrator, that such consent cannot be obtained because there is no spouse, because the spouse cannot be located, the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order establishing such separation or abandonment (unless a qualified domestic relations order requires the spouse's consent) or because of such other circumstances as may be prescribed in regulations promulgated by the Secretary of the Treasury. The consent of a Participant's spouse shall not be binding with respect to any future spouse. If a Participant's spouse is legally incompetent to give consent, the spouse's legal guardian may give consent.

          (d) The Administrator shall provide to each Participant, within 90 to 30 days prior to the date payment of benefits is to commence (or such other period as the Secretary of the Treasury may require), a written explanation of:

                 (1) the terms and conditions of the joint and survivor annuity,

                 (2) the Participant's right to make, and the effect of, an election under Subsection (b) to waive the joint and survivor annuity form of benefit.

                 (3) the rights of the Participant's spouse under Subsection
                 (c),

                 (4) the right to make, and the effect of, a revocation of an election under Subsection (b),

                 (5) the eligibility conditions and other material features of any optional forms of benefits, including information to explain the relative values of the modes of payment, and

                 (6) the Participant's right to defer distribution, if any.

          If the Administrator is unable to provide notice within at least 30 days prior to the date benefits are scheduled to commence, commencement of benefits shall be delayed until the first day of the month on or next following the date which is 30 days after the date the

Participant receives notice, and the benefit payable shall be the Actuarial Equivalent of the benefit otherwise payable to reflect the delayed commencement.

          8.05.  Death Benefit.  If a Participant who is receiving retirement
                 -------------
benefits dies, payments shall be continued to his beneficiary (or to his estate, if he has not designated a beneficiary) or shall be discontinued upon his death in accordance with the terms of the form of benefit being paid to the Participant prior to his death.

          8.06.  Timing of Distributions.  (a) Payment of benefits under this
                 -----------------------
Plan shall commence no later than the sixtieth (60th) day after the latest of the last day of the Plan Year in which the Participant attains his normal retirement age, the last day of the Plan Year in which occurs the 10th anniversary of the year in which the Participant commenced participation, or the last day of the Plan Year in which the Participant terminates service. Notwithstanding the foregoing, in no event may any distribution of benefits to a Participant who has attained age 70 1/2 commence later than the Participant's required beginning date, nor may the Participant elect to defer such commencement date, or elect a distribution option, in a manner that would result in any death benefit hereunder being more than "incidental" within the meaning of Treasury regulation (S) 1.401(a)(9)-2. A Participant's "required beginning date" means April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

          (b) In the event of a Participant's death prior to the complete distribution of his interest hereunder, any payment of death benefits hereunder shall be subject to the following limitations:

                 (1) If distribution of the Participant's interest has not begun, any amounts payable to the Participant's beneficiary shall be distributed no later than the last day of the calendar year in which the fifth anniversary of the Participant's death occurs; provided, however, that if:

                      (A) any portion of the deceased Participant's interest is
                 payable to or for the benefit of a designated beneficiary;

                      (B) such portion will be distributed over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary); and

                      (C) such distributions begin (1) not later than the last
                 day of the calendar year following the year in which the Participant's death occurs for any designated beneficiary who is not the Participant's surviving spouse, or (2) not later than the date on which the Participant would have attained age 70 1/2 for a designated beneficiary who is the Participant's surviving spouse; then such portion shall be treated as satisfying this paragraph (1).

                 (2) If distribution of the Participant's interest has begun under an optional method of payment over the life or life expectancy of the Participant (or the joint lives or life expectancies of the Participant and his designated beneficiary), or over a period not exceeding the life or life expectancy of the Participant (or the joint lives or life expectancies of the Participant and his designated beneficiary), any amounts payable to the Participant's designated beneficiary may continue to be distributed under such method; provided, however, that the remaining portion of such interest shall be distributed at least as rapidly under such method as on the date of the Participant's death.

                 (3) If any portion of the Participant's interest is payable to or for the benefit of a designated beneficiary who is the Participant's surviving spouse, and the surviving spouse dies before the distributions to such surviving spouse begin, then paragraph (1) shall be applied as if the surviving spouse were the Participant.

                 (4) For purposes of this Subsection (b), the life expectancy of a Participant and the Participant's spouse may be redetermined, at the election of the Participant, in accordance with regulations.

                 (5) For purposes of this Subsection (b), any amount paid to a child shall be treated as if it had been paid to the surviving spouse if such amount will become payable to the surviving spouse upon such child reaching majority (or such other designated event permitted by regulations).

          (c) Except as otherwise provided in Sections 8.06(a) and (b) and 8.07, in no event may a distribution be made to a Participant under any provision of this Plan without the written consent of the Participant.

          8.07.  Cash-Out.  (a) Notwithstanding any provision of the Plan to the
                 --------
contrary, if at the time of a Participant's separation from service, the Actuarial Equivalent lump sum value of the Participant's vested Accrued Benefit is (and at the time of any prior distribution has been) less than or equal to $3,500, the Participant's vested Accrued Benefit shall be distributed to him in one lump sum as soon as practicable after his separation from service. If the value of the Participant's vested Accrued Benefit is zero, the Participant shall be deemed to have received a lump sum distribution of his entire vested Accrued Benefit as of the date of his separation from service. For purposes of determining his Accrued Benefit, a Participant's years of service and Years of Participation shall be cancelled when he receives or is deemed to have received a lump sum distribution.

          (b) Notwithstanding the foregoing, in the case of a surviving spouse or a Participant whose benefit is payable in the form of a preretirement survivor annuity or a joint and survivor annuity, no distribution may be made to such surviving spouse or Participant in a form other than such annuity without the consent of the Participant and his spouse (or where the Participant has died, the surviving spouse), unless the Actuarial Equivalent lump sum value of such joint and survivor annuity is less than or equal to $3,500 and payment of benefits has not commenced.

          8.08.  Preretirement Survivor Annuity.  (a) Anything in this Plan to
                 ------------------------------
the contrary notwithstanding, in the event that a married Participant who has a nonforfeitable right to all or any portion of his Accrued Benefit dies before his annuity starting date under the Plan, the surviving spouse of such Participant shall, except as otherwise provided in Section 8.04(c), be entitled to receive a death benefit in the form of a qualified preretirement survivor annuity, in accordance with this
Section 8.08. The term "qualified preretirement survivor annuity" means a benefit providing an annuity for the life of the surviving spouse, ending with the payment due on the last day of the month coincident with or preceding the date of such surviving spouse's death, which is equal to the benefit the spouse would have received if the Participant had elected to receive a joint and survivor annuity commencing on the date the spouse elects to commence benefits and died immediately thereafter.

          (b) A surviving spouse who is entitled to a qualified preretirement survivor annuity pursuant to Section 8.08(a) may commence receiving benefits thereunder by making application to the Administrator which application shall be dated and signed, requesting distribution commencing at no earlier than the date that would have been the Participant's earliest early retirement date and no later than the date that would have been the Participant's normal retirement date or the first day of the month following the date of the Participant's death if the Participant dies after his normal retirement date, but the filing of an application shall not be prerequisite to a distribution from the Plan.

          (c) Except as otherwise specified in an applicable Appendix, a Participant may not waive the qualified preretirement survivor annuity.

          8.09.  Direct Rollover.  Notwithstanding any other provision of the
                 ---------------
Plan to the contrary, effective January 1, 1993, a Participant or beneficiary who is entitled to receive an eligible rollover distribution (within the meaning of section 402(f)(2)(A) of the Code) may elect to have all or a portion of the distribution paid as a direct rollover in accordance with the following rules:

          (a) The person may elect to have a direct rollover to no more than one individual retirement account or annuity or qualified plan under section 401(a) or 403(a) of the Code that permits the acceptance of rollover contributions.

          (b) The person may not elect a direct rollover if the total of his eligible rollover distribution is less than $200, and he may not elect to have a portion paid as a direct rollover with the balance paid directly to him if the portion to be rolled over would be less than $500.

          (c) An election must be made in writing on a form prescribed by the Committee and must (1) designate the plan or account that is to receive the direct rollover, (2) state that the plan or account is or is intended to be an individual retirement account or annuity or a qualified plan under section 401(a) or 403(a) of the Code, whichever is applicable, (3) identify the trustee, custodian or other person to whom the direct rollover is to be made, and (4) provide such other information as the Committee may reasonably require to complete the direct rollover.

          (d) In the event the person's eligible rollover distribution is to be made in a series of payments, the person's election to make or not make a direct rollover shall continue in effect until revoked in writing with respect to payments to be made subsequent to the revocation. There is no limit to the number of times a person may change an election with respect to a series of payments.

          (e) If a person who is entitled to elect a direct rollover fails to file an election either to make or not make the direct rollover within the applicable election period, the person shall be deemed to have elected not to make a direct rollover and his distribution shall be paid to him in accordance with the rules of this Article VIII.

          (f) An election to make or not make a direct rollover shall be made within the period required under applicable Treasury regulations.

                                   ARTICLE IX

                           TERMINATION OF EMPLOYMENT
                           -------------------------

          9.01.  Vesting.   (a) A Participant shall be 100% vested in the
                 -------
portion of his Accrued Benefit attributable to his Employee Contributions at all times. A Participant's Accrued Benefit attributable to his Employee Contributions shall be determined by accumulating his Employee Contributions with interest and converting such amount to an annual benefit commencing at normal retirement using the interest rate which would be used to calculate an Actuarially Equivalent lump sum value. For this purpose, Employee Contributions shall be accumulated with interest at the rate of five (5) percent for all periods prior to February 1, 1988, at the rate of 120 percent of the federal mid-term rate as in effect under section 1274 of the Code for the first month of each Plan Year that begins on or after February 1, 1988 through the determination date and at the rate used to calculate an Actuarially Equivalent lump sum thereafter.

          (b) A Participant shall be vested in the portion of his Accrued Benefit attributable to Employer Contributions upon the earliest of his attainment of normal retirement age, the date of his death prior to retirement, the date he is determined to be disabled, or his completion of five (5) years of service, except as otherwise set forth in the applicable Appendix.

          (c) If a distribution is made to a Participant at a time when the Participant is less than 100% vested in his Accrued Benefit, his years of service and Years of Participation for purposes of benefit accrual cancelled pursuant to Section 8.07 shall be restored upon his full repayment of the amount of such distribution, plus interest from the date of distribution to the date repayment at the rate described in section 411(c)(2)(C)(iii)(I) of the Code; provided, however, that such repayment must be made before the earlier of (1) five years after the date the Participant again becomes an Employee eligible to participate in the Plan, or (2) the first date the Participant incurs five consecutive breaks in service following the date of distribution. No repayment shall be required, however, if the Participant was deemed to receive a zero dollar cash-out under Section 8.07(a).

          9.02.  Forfeiture.  The nonvested balance of the Participant's Accrued
                 ----------
Benefit shall be forfeited in the year in which termination of employment occurs and shall be used to reduce the Employer contributions.

                                   ARTICLE X

                          POWERS AND DUTIES OF TRUSTEE
                          ----------------------------

          10.01. Powers and Duties.  The Trustee shall have all powers necessary
                 -----------------
for the efficient performance of its duties. In amplification, but not in limitation thereof, it shall have the powers and immunities and be subject to the duties hereinafter set forth:

          (a) It shall have the custody of all funds and other assets of the Plan;

          (b) It shall keep full records and accounts of the administration of the Trust;

          (c) It shall receive all contributions, and may invest and reinvest the funds in such property, including bonds, notes, debentures or other obligations, preferred and common stocks or other securities or such corporations (including Park or any Affiliated Employer), as the Trustee may from time to time in its uncontrolled discretion determine.

          (d) It may employ, at a reasonable wage or compensation, such agents, assistants, accountants and counsel, in its discretion, as may be necessary for the efficient administration of this Trust;

          (e) It shall be warranted in relying upon the existence of any fact or state of facts represented to it in writing by the Administrator;

          (f) The Trustee shall not be required to give any bond or other security for the faithful performance of its duties hereunder, except as required by law.

          10.02. Accounting.  The Trustee shall compute the earnings of losses
                 ----------
and the market value of the Fund at the end of each fiscal year, and shall certify the same to the Administrator on or before the 60th day following the close of the fiscal year.

          10.03. Term of Trustee.
                 ---------------

          (a) The Trustee or any individual serving as Trustee may resign from the trusteeship by mailing to Park written notice of said resignation.

          (b) Park may remove the Trustee or any individual serving as Trustee by mailing written notice to the Trustee, signed by its President and evidenced by a resolution of its Board of Directors. In the event of resignation or removal of the Trustee, the Trustee shall transfer, assign, convey and deliver the trust estate to the successor trustee, who shall, upon acceptance of the trust, become vested with all of the estate, rights, powers, duties and obligations of the predecessor trustee without further action, deed or conveyance;

          (c) Park shall have the right to appoint a successor Trustee in the event of resignation or removal of the Trustee.

                                   ARTICLE XI

                       AMENDMENT AND TERMINATION OF PLAN
                       ---------------------------------

          11.01. Amendment and Termination.  Park intends to continue this Plan
                 -------------------------
without interruption and to make contributions thereto in accordance with its terms. However, because of the uncertainties inherent in the operation of any enterprise over a long period of time, Park expressly reserves the right, at its sole discretion, to modify, amend or terminate the Plan, or any provision thereof, by action of its Board of Directors. Each amendment to the Plan shall be binding on each Employer, except to the extent that any amendment affects the Appendix or Appendices of one or more, but not all Employers. No modification, amendment or termination of the Plan will permit any part of the assets then held in trust under the Plan to be used for or diverted to purposes other than for the exclusive benefit of Employees of the Employer or their beneficiaries. Each Employer reserves the right to terminate its participation in this Plan at any time by action of its Board of Directors or other governing body, subject to the consent of Park.

          No amendment or modification shall deprive any Participant or beneficiary of any rights which have vested in him prior to such amendment, including the right to receive his Accrued Benefit determined as of the day immediately prior to the date of adoption of the amendment in the form of any protected optional form of benefit within the meaning of section 411(d)(6) of the Code and regulations thereunder.

          11.02. Disposition on Termination.  (a) Upon the termination or
                 --------------------------
partial termination of the Plan, each active Participant with respect to whom the Plan is terminating (including each former active Participant who has not received a distribution under Section 8.07 and has fewer than five consecutive breaks in service) who would not have a nonforfeitable right to one hundred percent (100%) of his Accrued Benefit if his employment terminated on the date of the termination or partial termination of the Plan shall become fully vested and shall have a nonforfeitable right to his Accrued Benefit. However, in the event of such a termination, each Participant and beneficiary shall have recourse toward satisfaction of his nonforfeitable right to a pension only from Plan assets or from the Pension Benefit Guaranty Corporation, to the extent that it guarantees benefits.

          (b) The amount of the Fund shall be determined and, after providing for expenses incident to termination and liquidation, the remaining assets thereof shall be allocated for the purpose of paying benefits proportionately among each of the priority groups described below in the following order of precedence:

                 (1) to provide that portion of the Accrued Benefit, if any, of each Participant that is derived from the Participant's contributions to the Plan which were not mandatory contributions;

                 (2) to provide that portion of the Accrued Benefit, if any, of each Participant that is derived from the Participant's mandatory contributions to the Plan

                 (3) to provide benefits to retired Participants and beneficiaries who began receiving benefits at least three years before the Plan's termination (including those benefits which would have been received for at least three years if the Participant had retired that long ago), based on

                 Plan provisions in effect five years prior to termination during which period such benefit would be the least, provided that the lowest benefit in pay status during a three-year period shall be considered the benefit in pay status for such period:

                 (4) to provide all other Accrued Benefits guaranteed by Federal law (or which would be so guaranteed but for section 4022(b)(5) or 4022 B or ERISA);

                 (5) to provide all other vested Accrued Benefits (determined before application of Subsection (a) of this Section);

                 (6) to provide all remaining non-vested Accrued Benefits.

          (c) If the assets available for allocation under any priority group (other than as provided in priority groups (5) and (6)) are insufficient to satisfy in full the Accrued Benefits of all Participants and beneficiaries, the assets shall be allocated pro rata among such Participants and beneficiaries on the basis of the Actuarial Equivalent lump sum value of their respective benefits (as of the termination date). The foregoing payments, and payments in the event that assets are insufficient to pay the Accrued Benefits provided in priority groups (5) and (6), will be paid in accordance with regulations prescribed by the Pension Benefit Guaranty Corporation. The allocation of assets upon termination of the Plan will be carried out in such a manner as to preserve the qualification of the Plan under section 401(a) of the Code.

          In the event that all Accrued Benefits described above have been fully funded, any remaining funds attributable to Participant mandatory contributions as determined in accordance with section 4044(d)(3) of ERISA shall be equitably allocated among the participants and beneficiaries of such Participants (including alternate payees, within the meaning of section 206(d)(3)(K) of ERISA) who made such contributions. Any funds remaining after the allocation described in the preceding sentence shall revert to the Employers in such proportion as Park shall determine.

          11.03. Limitation on Benefits.
                 ----------------------
          (a) In the event of Plan termination, the benefit payable to any Highly Compensated Employee or any highly compensated former employee (as defined in section 414(q) of the Code and regulations thereunder) shall be limited to a benefit that is nondiscriminatory under section 401(a)(4) of the Code. If the payment of benefits is restricted in accordance with this Subsection (a), assets in excess of the amount required to provide such restricted benefits shall become a part of the assets available under Section
11.02 for allocation among Participants and their joint annuitants and beneficiaries whose benefits are not restricted under this Subsection (a).

          (b) The restrictions of this Subsection (b) shall apply prior to termination of the Plan to any Participant who is a highly compensated employee or a highly compensated former employee and who is one of the 25 highest paid employees or former employees of a Participating Company for any Plan Year. The annual payments to any such Participant shall be limited to an amount equal to the payments that would have been made to the Participant under a single life annuity that is the Actuarial Equivalent of the sum of the Participant's Accrued Benefit and any other benefits under the Plan.

          (c)    The restrictions in Subsection (b) shall not apply:

                 (1) if, after the payment of benefits to such Participant, the value of the Plan assets equals or exceeds 110 percent of the value of the current liabilities (within the meaning of section 412(1)(7) of the Code); or

                 (2) if the value of the benefit is less than one percent (1%) of the value of current liabilities; or

                 (3) if the value of the benefit does not exceed the amount described in section 411(a)(11)(A) of the Code.

          11.04. Limitations.  Notwithstanding anything herein to the contrary,
                 -----------
no payment shall be made to, nor any right created in nor any option given to any person under the Plan which would violate any provision of any law or regulation of any governmental authority. The Committee shall have power to issue rulings and regulations, restricting, reducing or deferring payments to be made hereunder so that such payments shall be reduced, deferred or otherwise made to conform to the provisions of any such law or regulation and such laws and regulations shall be deemed to be part of this Plan.

          11.05. Merger and Consolidation.  In the case of any merger or
                 ------------------------
consolidation with, or transfer of assets or liabilities to, any other plan, each Participant in the Plan shall be entitled to receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer.

                                  ARTICLE XII

                                 MISCELLANEOUS
                                 -------------

          12.01. Employment Rights.  Participation in the Plan shall not give
                 -----------------
any Employee the right to be retained in the service of the Employer, nor upon dismissal, to have any right or interest in this Trust other than as herein provided.

          12.02. Headings. The headings and subheadings in the Plan are inserted
                 --------
for convenience of reference only and are to be ignored in any construction of the provisions hereof.

          12.03. Gender.  In construction of this Plan the masculine shall
                 ------
include the feminine and the singular the plural in all cases where such meanings would be appropriate.

          12.04. Binding.  This Plan shall be binding on all persons, including
                 -------
the beneficiaries, heirs, executors, administrators, distributors and assigns of the individual parties hereto, and the successors and assigns of Park, the Employer, and the Trustee.

          12.05. Governing Law.  This Plan shall be construed in accordance with
                 -------------
the laws of the State of New York, to the extent not preempted by Federal law.

          12.06. Spendthrift Clause.  Except as otherwise permitted by a
                 ------------------
qualified domestic relations order pursuant to Code section 414(p), benefits provided by this Plan cannot be assigned, alienated, or commuted.

          12.07. Social Security.  The retirement benefits provided by this Plan
                 ---------------
are intended to be in addition to those available to Employees under Federal Old-Age Benefits Statutes.

          12.08. Expenses.  Unless paid for from the Plan, the expense of
                 --------
administering the Trust, including the Trustee's compensation, shall be paid by the Employer at such time and in such amounts as shall be fixed in a separate agreement between the Employer and the Trustee.

          12.9.  Documents.  A copy of this Plan shall be filed with the
                 ---------
Administrator and it may be examined at any time by a Participant.

                                  ARTICLE XIII

                                TOP-HEAVY RULES
                                ---------------

          13.01. Effective Date.  The provisions of this Section shall take
                 --------------
effect as of the first day of any Plan Year for which the Plan is determined to be top-heavy by application of section 416 of the Code. All other Plan provisions, to the extent inconsistent with this Section, shall be superseded for any Plan Year in which the Plan is determined to be top-heavy; however, all other Plan provisions not inconsistent with this Section shall remain in full force and effect.

          13.02. Definitions.  For purposes of this Article XIII, the following
                 -----------
terms shall have the meaning specified below:

          (a)    Key Employee - means any employee of Park or any Affiliated
                 ------------
Employer who, at any time during the Plan Year or any of the four (4) preceding Plan Years, is:

                 (1) an officer of Park or any Affiliated Employer having an annual Compensation greater than 50% of the amount in effect under section 415(b)(1)(A) of the Code for any such Plan Year; provided, however, that for purposes of this Article XIII, no more than the lesser of (A) fifty (50) employees or (B) the greater of three (3) employees or ten percent (10%) of the employees shall be treated as officers:

                 (2) one of the ten (10) employees having annual Compensation from Park and/or any Affiliated Employer of more than the limitation in effect under section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of section 318 of the Code) the largest interests in Park or any affiliated Employer;

                 (3) a five-percent (5%) owner of Park or any Affiliated Employer; or

                 (4) a one-percent (1%) owner of Park or any Affiliated Employer having an annual Compensation from Park and/or any Affiliated Employer of more than $150,000.

                 For purposes of this Article XV, the terms "Employee" and "Key Employee" include their Beneficiaries.

          (b) Non-Key Employee - means any employee (including a leased
              ----------------
employee) of Park or any Affiliated Employer who is not a Key Employee.

          (c) Determination Date - means the last day of the preceding Plan
              ------------------
Year.

          13.03. Top Heavy Status.  For each Plan Year, the Plan shall be
                 ----------------
determined to be top-heavy if, as of the Determination Date, the present value of the cumulative accrued benefits of Key Employees under the Plan exceeds 60% of the present value of the cumulative accrued benefits of all Employees under the Plan, determined as if such individuals had voluntarily terminated service on the most recent valuation date ending on or before the Determination Date. Notwithstanding the foregoing:

          (a) Any plan of Park and any Affiliated Employer which is qualified under section 401 of the Code in which a Key Employee participates and any other plan of Park and any Affiliated Employer which is qualified under section 401 of the Code which enables any plan in which a Key Employee participates to meet the requirements of sections 401(a)(4) or 410 of the Code (including any terminated plan which, if it had not been terminated, would have been required to be aggregated with the Plan hereunder) shall be aggregated in accordance with section 416(g)(2) of the Code for determining whether the aggregation group (consisting of all such plans required to be aggregated) is top-heavy. The aggregation group shall be top-heavy if the sum (as of the Determination Date) of:
                 (1) the present value of the cumulative accrued benefits of Key Employees under all defined benefit plans included in such group, and

                 (2) the aggregate of the accounts of Key Employees under all defined benefit plans included in such group, exceeds 60% of a similar sum determined for all employees. If such required aggregation group is top-heavy, the Plan, and each plan in the required aggregation group, shall be top-heavy. If such required aggregation group is not top-heavy, no plan in the group shall be top-heavy.

          (b) Park may treat any Affiliated Employer plan which is qualified under section 401 of the Code but which is not required to be included in the aggregation group under subsection (a) as being part of such aggregation group if such group would continue to meet the requirements of sections 401(a)(4) and 410 of the Code with such plan being taken into account.

          (c) For purposes of determining the present value of the cumulative accrued benefit for any employee, or the amount of the account of any Employee, such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the plan during the five (5) year period ending on the Determination Date.

          (d) Except to the extent provided in regulations under section 416 of the Code, any rollover contribution (or similar contribution) initiated by an employee and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for purposes of determining whether such plan is a top-heavy plan (or whether any aggregation group which includes such plan is a top-heavy group).

          (e) If any individual is a Non-Key Employee with respect to this Plan, or any plan included in the aggregation group under subsection (a), for any Plan Year, but such individual was a Key Employee with respect to any prior Plan Year, any accrued benefit for such employee (and any account of such employee) shall not be taken into account hereunder.

          (f) If any individual has not performed any service for any Employer maintaining this Plan or any plan included in the aggregation group under subsection (a) at any time during the five (5) year period ending on the Determination Date, any accrued benefit for such individual (and any account of such individual) shall not be taken into account hereunder.

          13.04. Minimum Benefits.  (a) In any Plan Year for which the Plan is
                 ----------------
determined to be top-heavy, each Participant who is a Non-Key Employee shall have a minimum Accrued Benefit. Such Accrued Benefit shall be the lesser of:

                 (1) two percent of the Participant's "top-heavy compensation" (as defined in Subsection (b)) multiplied by the Participant's "years of top-heavy service" (as defined in Subsection(c)), or

                 (2) twenty percent (20%) of the Participant's top-heavy compensation.

          (b) Top-heavy compensations means, for any Participant for any Plan Year, the average of his annual compensation as reported on IRS Form W-2 over the period of five consecutive Plan years (or, if shorter, the longest period of consecutive Plan Years during which the Participant was in the employ of any Employer) yielding the highest average, disregarding (1) compensation for Plan Years ending prior to January 1, 1984 and (2) compensation for Plan Years after the close of the last Plan Year in which the Plan was top-heavy.

          (c) Year of top-heavy service means, for any Participant, a Plan Year in which he completes 1,000 or more hours of service, excluding (1) Plan Years commencing prior to January 1, 1984 and (2) Plan Years in which the Plan is not top heavy.

          (d) Notwithstanding the foregoing, the minimum Accrued Benefit required by this Section shall be reduced in accordance with regulations promulgated under section 416(f) of the Code to take account of contributions or benefits provided under any other plan of the Employer.

          13.05.  Vesting.  In any Plan Year for which the Plan is determined to
                  -------
be top-heavy, the vesting schedule in Section 9.01, shall not apply to any Participant who completes an hour of service in such Plan Year and this Section
13.05 shall instead apply as follows:

          The vested accrued benefit of any Participant shall be a percentage of the total amount of his Employer contribution account determined as follows:

          Years of Service              Percent Vested
          ----------------------------  ---------------
          Less than 2                      0%
                    2                      20
                    3                      40
                    4                      60
                    5                      80
                    6 or more              100

provided, however, that as of the first day of the Plan Year in which this
Section 13.05 applies, the vested percentage of such Participant's accrued benefit shall not be less than the vested percentage of such Participant's accrued benefit as of the last day of the preceding Plan Year, and provided further, that if in any Plan Year this Section 13.05 becomes applicable or ceases to be applicable, each Participant with 3 or more years of service shall be permitted to irrevocably elect within a reasonable period whether his benefits will be governed by the current vesting schedule or the prior vesting schedule.

          13.06  Limitations on Benefits.  In the event that the Plan is
                 -----------------------
determined to be top-heavy for any Plan Year, the limitations of Section 5.03(b), shall be applied by substituting "1.0" for "1.25" for purposes of determining the defined benefit and defined contribution plan fractions pursuant to section 415(e) of the Code. Notwithstanding the foregoing, this Section
13.06 shall not apply in any Plan Year in which (a) the minimum Accrued Benefit requirements of Section 13.04 are satisfied after substituting "3%" for "2%" where it appears therein and substituting "30%" for "20%" where it appears therein, and (b) the Plan would not be determined to be top-heavy under Section 13.03 if "90%" were substituted for "60%" wherever it appears therein.

          13.07. Cessation of Status.  For any Plan Year in which the Plan
                 -------------------
ceases to be top-heavy after having been determined to be top-heavy for the preceding Plan Year, all provisions of this Article XV shall cease to be effective except as provided in Section 13.05 and, provided further, for any Participant to whom the vesting schedule in Section 13.05 applied, the vested percentage of such Participant's Accrued Benefit as of the first day of the Plan Year in which the Plan ceases to be top-heavy shall not be less than the vested percentage of such Participant's Accrued Benefit as of the last day of the preceding Plan Year.

          IN WITNESS WHEREOF, Park Communications, Inc. has caused these presents to be signed in its corporate name by its President or its Vice President, its corporate seal to be hereunto affixed, and attested by its Secretary or its Assistant Secretary, and Wright M. Thomas and Randel N. Stair, Trustees, have caused these presents to be signed all as of this 30th day of December, 1994.

SEAL                            PARK COMMUNICATIONS, INC.


                                By:  ___________________________________
                                     Wright M. Thomas, President


Attested


____________________________
Assistant Secretary

SEAL                            TRUSTEES


                                _____________________________
                                Wright M. Thomas


                                _____________________________
                                Randel N. Stair

                                   APPENDIX A
                ROY H. PARK BROADCASTING OF THE TRI-CITIES, INC.


          This Appendix to the Park Communications, Inc. Defined Benefit Plan sets forth the terms of the Plan that are applicable solely to the employees of Roy H. Park Broadcasting of the Tri-Cities, Inc. Section numbers in this Appendix correspond to the related provisions in the Plan. The terms of this Appendix supersede the terms of the Plan to the extent the same are inconsistent.


                                  DEFINITIONS
                                  -----------

          2.02.  ACTUARIAL EQUIVALENT - For Plan Years beginning before January
                 --------------------
1, 1995, the greater of the result achieved by applying the 1971 GAM Blended Mortality Table male at 6% interest or the interest rate prescribed by the Pension Benefit Guaranty Corporation to value immediate or deferred annuities, whichever is applicable, for plans terminating as of the first day of the Plan Year in which the annuity starting date will occur.

          2.12.  EMPLOYER - Roy H. Park Broadcasting of the Tri-Cities, Inc.
                 --------
(WJHL).

          2.13.  EMPLOYMENT - For any short Plan Year, a year of service for
                 ----------
purposes of vesting shall be a Plan Year during which an Employee has completed a number of hours of service with the Employer or any Affiliated Employer equal to 1,000 multiplied by a fraction, where the numerator of the fraction is the number of months in the short Plan Year and the denominator is 12.

          2.14.  PLAN YEAR - The twelve consecutive month period beginning on
                 ---------
each February 1 before February 1, 1992. There shall be a short Plan Year commencing February 1, 1992 and ending December 31, 1992.

                       EMPLOYEES ENTITLED TO PARTICIPATE
                       ---------------------------------

          4.01.  PARTICIPATION - For Plan Years beginning before January 1,
                 -------------
1995, but not thereafter, an Employee of the Employer covered by this Appendix shall not become a Participant unless the Employee agrees to make Employee Contributions. Employee Contributions shall be at the rate of $1.00 per month for each $10.00 of an Employee's prospective monthly retirement benefit projected to the Employee's normal retirement date, but not to exceed 6% of an Employee's Compensation. For Plan Years beginning before January 1, 1993, an Employee shall be eligible to become an Participant on the February 1 nearest the date he completes six months of service and attains age 21. For Plan Years 1993 and 1994, an Employee shall become eligible to become a Participant on the January 1, nearest the date he completes six months of service and attains age 21.

                                    BENEFITS
                                    --------

          5.01.  Accrued Benefits - For Plan Years beginning before January 1,
                 ----------------
1995, and through January 31, 1995, a Participant's Accrued Benefit shall be
2.33 percent of his Final Average Compensation plus .6 percent of his Final Average Compensation in excess of $833.00 multiplied by his Years of Participation to a maximum of fifteen (15). For this purpose, a Participant's Final Average Compensation shall be the average of his monthly Compensation determined during the five consecutive years in which he was highest paid out of the last ten Plan Years prior to his attainment of normal retirement age.

          5.02.  Minimum Accrued Benefit - For Plan Years beginning before
                 -----------------------
January 1, 1995, and through January 31, 1995, the minimum monthly benefit for a Participant covered by this Appendix shall not be less than $30.00.

                                RETIREMENT DATE
                                ---------------

          6.01.  Normal Retirement - Effective for Plan Years beginning before
                 -----------------
January 1, 1995, a Participant shall attain normal retirement age on the later of his attaintment of age 65 or the fifth anniversary of the date he became a Participant, and his normal retirement date shall be the first day of the month coincident with or next following his attainment of normal retirement age.

                            DISTRIBUTION OF BENEFITS
                            ------------------------

          6.08.  Preretirement Survivor Annuity - For Plan Years beginning
                 ------------------------------
before January 1, 1995,

          (a) In the event of a Participant's death prior to retirement, the Participant's beneficiary or beneficiaries shall be entitled to a death benefit equal to the qualified preretirement survivor annuity plus the proceeds of life insurance policies purchased on the Participant's life; provided that any death benefit in addition to the qualified preretirement survivor annuity shall be reduced to the extent necessary so that the sum of such additional benefit and the actuarial value of the qualified preretirement survivor annuity does not exceed 100 times the Participant's anticipated monthly benefit.

          (b) A Participant may designate a beneficiary to receive any death benefit in excess of the qualified retirement survivor annuity.

          (c) The Administrator shall provide to each Participant, within the period beginning with the first day of the Plan Year in which such Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which he attains age 35, a written explanation with respect to the qualified preretirement survivor annuity comparable to the explanation of the joint and survivor annuity required under
Section 8.04(d).

          (d) A Participant may elect to waive the qualified preretirement survivor annuity form of benefit, or to revoke such election, at any time on or after the earlier of (i) the first day of the Plan Year in which the Participant attains age 35, or (ii) the date on which the Participant separates from service (but only with respect to benefits accrued on or before such separation from service). Notwithstanding the foregoing, no election to waive the qualified preretirement survivor annuity form of benefit shall be effective unless the spouse of the Participant consents to the election in the manner provided in
Section 8.04(c).

          (e) The Trustee shall purchase life insurance in amounts designed to provide the excess death benefit described in subsection (a).

                           TERMINATION OF EMPLOYMENT
                           -------------------------

          9.01. Vesting (b) For Plan Years beginning before January 1, 1995, a Participant shall become vested in his Accrued Benefits attributable to Employer contributions in accordance with the following schedule.

          Years of Service      Vested Percentage
          ----------------      -----------------
                 3                     20
                 4                     40
                 5                     60
                 6                     80
                 7 or more             100

Notwithstanding the foregoing, a Participant shall be 100 percent vested upon his attainment of normal retirement age or the date he is determined to be disabled.

          For Plan Years beginning on or after January 1, 1995, the vested percentage of any Participant who has at last three years of service on December 31, 1994, shall be the greater of his vested percentage under the foregoing schedule or his vested percentage under Section 9.01 of the Plan without regard to this Appendix.

          IN WITNESS WHEREOF, Roy H. Park Broadcasting of the Tri-Cities, Inc. has caused these presents to be signed in its corporate name by its President or its Vice President, its corporate seal to be hereunto affixed, and attested by its Secretary or its Assistant Secretary and Park Communications, Inc. has approved the adoption of the Plan by Roy H. Park Broadcasting of the Tri-Cities, Inc. and caused these presents to be signed in its corporate name by its President or its Vice President, and its corporate seal to be hereunto affixed, and attested by its Secretary or its Assistant Secretary, all as of this 30th day of December, 1994.

SEAL                            ROY H. PARK BROADCASTING OF THE
                                TRI-CITIES INC.


                                By:______________________________________


Attested


______________________________
Asst. Secretary

SEAL                            PARK COMMUNICATIONS, INC.



                                By:______________________________________


Attested


______________________________

                               Amendment Number 3
                                       To
           Roy H. Park Broadcasting of Roanoke, Inc. Retirement Plan

          WHEREAS, Roy H. Park Broadcasting of Roanoke, Inc. (the "Company") adopted the Roy H. Park Broadcasting of Roanoke, Inc. Retirement Plan (the "Plan"), effective as of March 1, 1962;

          WHEREAS, the Tax Reform Act of 1986 amended numerous provisions of the Internal Revenue Code concerning qualified plans; and

          WHEREAS, the Company wishes to reserve the option to amend the Plan to comply with such changes in a manner consistent with applicable law and business objectives;

          NOW, THEREFORE, the Plan is amended, in accordance with IRS Notice 88-131, to freeze benefit accruals for highly compensated employees until such time as the Plan is amended to comply with the tax law changes described above, and the Plan shall be amended as follows:

          1.     A new section 26.19 is added to the Plan to read as follows:

          "26.19 Notwithstanding any other contrary provision of the Plan, in calculating the accrued benefit (including the right to any optional benefit provided under the Plan) of any Plan Participant who is a highly compensated employee within the meaning of section 414(q) of the Internal Revenue Code, such highly compensated employee shall accrue no additional benefit under the Plan on or after the date this Plan is adopted by the Company to the extent that such additional benefit accrual exceeds the benefit which would otherwise accrue in accordance with the terms of the Plan as subsequently amended to comply with those qualification requirements described in Income Tax Regulations section 1.401(b)1(b)(2) (TRA '86).

                               Amendment Number 3
                                       To
        Roy H. Park Broadcasting of The Tri-Cities, Inc. Retirement Plan

          WHEREAS, Roy H. Park Broadcasting of the Tri-Cities, Inc. (the "Company") adopted the Roy H. Park Broadcasting of the Tri-Cities, Inc. Retirement Plan (the "Plan"), effective as of February 1, 1961;

          WHEREAS, the Tax Reform Act of 1986 amended numerous provisions of the Internal Revenue Code concerning qualified plans; and

          WHEREAS, the Company wishes to reserve the option to amend the Plan to comply with such changes in a manner consistent with applicable law and business objectives;

          NOW, THEREFORE, the Plan is amended, in accordance with IRS Notice 88-131, to freeze benefit accruals for highly compensated employees until such time as the Plan is amended to comply with the tax law changes described above, and the Plan shall be amended as follows:

          1.     A new section 17.05 is added to the Plan to read as follows:

          "17.05 Notwithstanding any other contrary provision of the Plan, in calculating the accrued benefit (including the right to any optional benefit provided under the Plan) of any Plan Participant who is a highly compensated employee within the meaning of section 414(q) of the Internal Revenue Code, such highly compensated employee shall accrue no additional benefit under the Plan on or after the date this Plan is adopted by the Company to the extent that such additional benefit accrual exceeds the benefit which would otherwise accrue in accordance with the terms of the Plan as subsequently amended to comply with those qualification requirements described in Income Tax Regulations section 1.401(b)1(b)(2) (TRA '86).

                                   APPENDIX B
                   ROY H. PARK BROADCASTING OF ROANOKE, INC.


          This Appendix to the Park Communications, Inc. Defined Benefit Plan sets forth the terms of the Plan that are applicable solely to the employees of Roy H. Park Broadcasting of Roanoke, Inc. Section numbers in this Appendix correspond to the related provision in the Plan. The terms of this Appendix supersede the terms of the Plan to the extent the same are inconsistent.

                                  DEFINITIONS
                                  -----------

          2.02.  ACTUARIAL EQUIVALENT - For Plan Years beginning before January
                 --------------------
1, 1995, the greater of the result achieved by applying the 1971 GAM Blended Mortality Table male at 5% interest or the interest rate prescribed by the Pension Benefit Guaranty Corporation to value immediate or deferred annuities, whichever is applicable, for plans terminating as of the first day of the Plan Year in which the annuity starting date will occur.

          2.12.  EMPLOYER - Roy H. Park Broadcasting of Roanoke, Inc.
                 --------

          2.14.  EMPLOYMENT - For purposes of benefit accrual for all Plan Years
                 ----------
beginning before January 1, 1995, (a) a Participant shall earn a full year of service upon completion of 2,000 hours of service, and (b) a Participant shall earn a partial year of service in any year in which he completes at least 1,000 hours of service but less than 2,000 hours of service with the credit for the partial year determined by computing a fraction where the numerator is the number of hours of service actually completed during the year and the denominator is 2,000. In addition, for any short Plan Year, for purposes of vesting and benefit accrual, the hours of service required for credit (including partial credit in the case of benefit accrual) shall be reduced proportionately.

          2.23.  PLAN YEAR - The twelve consecutive month period beginning on
                 ---------
each March 1 before March 1, 1992. There shall be a short Plan Year commencing March 1, 1992 and ending December 31,

                        EMPLOYEE ENTITLED TO PARTICIPATE
                        --------------------------------

          4.01.  Participation - For Plan Years beginning before January 1,
                 -------------
1993, an Employee shall become a Participant on the March 1 coincident with or next following the later of his completion of six months of service or attainment of age 20 1/2.

                                    BENEFITS
                                    --------

          5.01.  Accrued Benefit - For Plan Years beginning before January 1,
                 ---------------
1995 and through January 31, 1995, a Participant's Accrued Benefit payable monthly shall be 2 percent of his Earnings per year of service to a maximum of 25 years of service. For this purpose, a Participant's Earnings shall mean the sum of (a) his base monthly salary, excluding any bonus, overtime or other extra remuneration, plus (b) one-twelfth of the total commission, if any, paid to the Participant during the preceding calendar year.

          Notwithstanding any provision of the Plan to the contrary, effective with respect to all Plan Years, in the event a Participant who is an Highly Compensated Employee is transferred from employment with the Employer to employment with Park or another Affiliated Employer, the Participant's Compensation used to calculate his Accrued Benefit shall not exceed the Compensation the Participant would have earned if he had remained in employment with the Employer based on a salary scale of five percent.

                                RETIREMENT DATE
                                ---------------

          6.02.  Early Retirement. For Plan Years beginning before January 1,
                 ----------------
1995, a Participant shall be eligible for early retirement only on and after his attainment of age 55 and only on and after completion of 15 years of service (for purposes of vesting) if he first became a Participant prior to March 1, 1965, otherwise, after completion of 20 years of service (for purposes of vesting). The Participant's early retirement benefit shall be the Actuarial Equivalent of his Accrued Benefit at normal retirement age.

          IN WITNESS WHEREOF, Roy H. Park Broadcasting of Roanoke, Inc. has caused these presents to be signed in its corporate name by its President or its Vice President, its corporate seal to be hereunto affixed, and attested by its Secretary or its Assistant Secretary and Park Communications, Inc. has approved the adoption of the Plan by Roy H. Park Broadcasting of Roanoke, Inc. and caused these presents to be signed in its corporate seal to be hereunto affixed, and attested by its Secretary or its Assistant Secretary, all as of this 30th day of December, 1994.



                           ROY H. PARK BROADCASTING OF ROANOKE INC.



                           By:_____________________________________

Attested


____________________________
Asst. Secretary



SEAL                       PARK COMMUNICATIONS, INC.


                           By:______________________________________


Attested


____________________________

                                   APPENDIX C
                             ACTUARIAL EQUIVALENTS

          Except as otherwise set forth in an applicable appendix, Actuarial Equivalents under the Plan shall be determined using following assumptions:

          Mortality - 1971 GAM male

          Interest - 6%


          Provided, that the Actuarial Equivalent value of a lump sum distribution shall be determined on the basis of the foregoing interest assumption or the Pension Benefit Guaranty Corporation interest rate used for valuing immediate or deferred annuities, whichever is applicable, for plans terminating as of the first day of the Plan Year in which the annuity starting date occurs whichever produces the greater result.

                               TABLE OF CONTENTS
                               -----------------

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                                                               PAGE
                                                               ----

ARTICLE I     INTRODUCTION....................................    2

ARTICLE II    DEFINITIONS.....................................    3

   2.01.      Accrued Benefit.................................    3
   2.02.      Actuarial Equivalent or Actuarially Equivalent..    3
   2.03.      Adjustment Factor...............................    3
   2.04.      Administrator...................................    3
   2.05.      Affiliated Employer.............................    3
   2.06.      Anniversary Date................................    3
   2.07.      Appendix........................................    4
   2.08.      Code............................................    4
   2.09.      Compensation....................................    4
   2.10.      Employee........................................    5
   2.11.      Employee Contributions..........................    5
   2.12.      Employer........................................    5
   2.13.      Employment......................................    5
   2.14.      ERISA...........................................    8
   2.15.      Family Member...................................    8
   2.16.      Fund............................................    8
   2.17.      Highly Compensated Employees....................    8
   2.18.      Inactive Participant............................    8
   2.19.      Nonhighly Compensated Employee..................    8
   2.20.      Park............................................    8
   2.21.      Participant.....................................    8
   2.22.      Plan............................................    9
   2.23.      Plan Year.......................................    9
   2.24.      Social Security Retirement Age..................    9
   2.25.      Trustee.........................................    9
   2.26.      Year of Participation...........................    9

ARTICLE III   ADMINISTRATION OF PLAN..........................    9
   3.01.      Powers and Duties of the Administrator..........    9
   3.02.      Notices.........................................   12
   3.03.      Accounts and Records............................   12
   3.04.      Compliance with Applicable Laws.................   12
   3.05.      Liability.......................................   13
   3.06.      Indemnification.................................   13
   3.07.      Rules and Decisions.............................   13
   3.08.      Authorization of Benefit Payments...............   14
   3.09.      Application and Forms for Benefits..............   14

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

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

   3.10.      Liability.......................................   14
   3.11.      Claims Procedure................................   14

ARTICLE IV    EMPLOYEES ENTITLED TO PARTICIPATE...............   15

   4.01.      Participation...................................   15
   4.02.      Reemployment....................................   15

ARTICLE V     BENEFITS........................................   16

   5.01.      Accrued Benefit.................................   16
   5.02.      Minimum Accrued Benefit.........................   16
   5.03.      Limits on Benefits..............................   16
   5.04.      Late Retirement Benefits........................   19

ARTICLE VI    RETIREMENT DATE.................................   20

   6.01.      Normal Retirement...............................   20
   6.02.      Early Retirement................................   21
   6.03.      Late Retirement.................................   21
   6.04.      Disability Retirement...........................   21

ARTICLE VII   CONTRIBUTIONS...................................   22
   7.01.      Contributions to the Fund.......................   22
   7.02.      Use of Contributions to the Fund................   22
   7.03.      Forfeitures.....................................   23
   7.04.      Sole Source of Benefits.........................   23

ARTICLE VIII  DISTRIBUTION OF BENEFITS........................   23

   8.01.      Insurance.......................................   23
   8.02.      Conversion of Insurance.........................   24
   8.03.      Optional Forms..................................   24
   8.04.      Normal Form of Benefit..........................   24
   8.05.      Death Benefit...................................   27
   8.06.      Timing of Distributions.........................   27
   8.07.      Cash-Out........................................   29
   8.08.      Preretirement Survivor Annuity..................   29
   8.09.      Direct Rollover.................................   30

ARTICLE IX    TERMINATION OF EMPLOYMENT.......................   32

   9.01.      Vesting.........................................   32
   9.02.      Forfeiture......................................   33



ARTICLE X     POWERS AND DUTIES OF TRUSTEE....................   33

  10.01.      Powers and Duties...............................   33
  10.02.      Accounting......................................   34
  10.03.      Term of Trustee.................................   34

ARTICLE XI    AMENDMENT AND TERMINATION OF PLAN...............   35

  11.01.      Amendment and Termination.......................   35
  11.02.      Disposition on Termination......................   36
  11.03.      Limitation on Benefits..........................   38
  11.04.      Limitations.....................................   39
  11.05.      Merger and Consolidation........................   39

ARTICLE XII   MISCELLANEOUS...................................   39

  12.01.      Employment Rights...............................   39
  12.02       Headings........................................   39
  12.03.      Gender..........................................   40
  12.04.      Binding.........................................   40
  12.05.      Governing Law...................................   40
  12.06.      Spendthrift Clause..............................   40
  12.07.      Social Security.................................   40
  12.08.      Expenses........................................   40
  12.09.      Documents.......................................   40

 ARTICLE XIII TOP-HEAVY RULES.................................   40

  13.01.      Effective Date..................................   40
  13.02.      Definitions.....................................   41
  13.03.      Top Heavy Status................................   42
  13.04.      Minimum Benefits................................   44
  13.05.      Vesting.........................................   45
  13.06.      Limitations on Benefits.........................   45
  13.07.      Cessation of Status.............................   46

APPENDIX A....................................................  A-1

APPENDIX B....................................................  B-1

APPENDIX C....................................................  C-1